Exhibit 24.1

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN and McDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement or registration statements on Form S-3 regarding the offering of up to $1,876,250,000 of debt securities of R.J. Reynolds Tobacco Holdings, Inc., and the related guarantees of such securities by R. J. Reynolds Tobacco Company and RJR Acquisition Corp., and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney this 6th day of April, 2001.


/s/ Mary K. Bush                      /s/ Nana Mensah
----------------------------------    ---------------------------------------
Mary K. Bush, Director                Nana Mensah, Director


/s/ John T. Chain                     /s/ Andrew J. Schindler
----------------------------------    ---------------------------------------
John T. Chain, Director               Andrew J. Schindler, Chairman of the
                                      Board, President, Chief Executive Officer
                                      and Director (principal executive officer)


/s/ A. D. Frazier, Jr.                /s/ Joseph P. Viviano
----------------------------------    ---------------------------------------
A. D. Frazier, Jr., Director          Joseph P. Viviano, Director


/s/ Denise Ilitch                     /s/ Thomas C. Wajnert
----------------------------------    ---------------------------------------
Denise Ilitch, Director               Thomas C. Wajnert, Director


/s/ John G. Medlin, Jr.               /s/ Kenneth J. Lapiejko
----------------------------------    ---------------------------------------
John G. Medlin, Jr., Director         Kenneth J. Lapiejko, Executive Vice
                                      President and Chief Financial Officer
                                      (principal financial officer)


/s/ Thomas R. Adams
---------------------------------
Thomas R. Adams, Senior Vice
President and Controller (principal
accounting officer)

                         R. J. REYNOLDS TOBACCO COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN and McDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement or registration statements on Form S-3 regarding the offering of up to $1,876,250,000 of debt securities by R.J. Reynolds Tobacco Holdings, Inc., and the related guarantees of such securities by R. J. Reynolds Tobacco Company and RJR Acquisition Corp., and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney this 6th day of April, 2001.


/s/ Andrew J. Schindler              Chairman of the Board, President,
----------------------------------   Chief Executive Officer and Director
Andrew J. Schindler                  (principal executive officer)


/s/ Kenneth J. Lapiejko              Executive Vice President and Chief
----------------------------------   Financial Officer (principal financial
Kenneth J. Lapiejko                  officer)


/s/ Thomas R. Adams                  Senior Vice President and Controller
----------------------------------   (principal accounting officer)
Thomas R. Adams


/s/ Lynn J. Beasley                  Executive Vice President - Marketing
----------------------------------   and Director
Lynn J. Beasley


/s/ James V. Maguire                 Executive Vice President - Sales
----------------------------------   and Director
James V. Maguire


/s/ James H. Wilson                  Executive Vice President - Operations and
----------------------------------   Director
James H. Wilson

                             RJR ACQUISITION CORP.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN and McDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement or registration statements on Form S-3 regarding the offering of up to $1,876,250,000 of debt securities by R.J. Reynolds Tobacco Holdings, Inc., and the related guarantees of such securities by R. J. Reynolds Tobacco Company and RJR Acquisition Corp., and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney this 6th day of April, 2001.


/s/ Charles A. Blixt                   President and Director (principal
----------------------------------     executive officer)
Charles A. Blixt


/s/ Kenneth J. Lapiejko                Vice President, Assistant Treasurer and
----------------------------------     Director (principal financial officer
Kenneth J. Lapiejko                    and principal accounting officer)


/s/ Lynn L. Lane
----------------------------------     Vice President, Treasurer and Director
Lynn L. Lane


/s/ McDara P. Folan, III
----------------------------------     Vice President, Secretary and Director
McDara P. Folan, III


/s/ Caroline M. Price                  Assistant Treasurer, Assistant Secretary
----------------------------------     and Director
Caroline M. Price